UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2016 (October 26, 2016)

HEMISPHERE MEDIA GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	001-35886 (Commission File Number)	80-0885255 (I.R.S. Employer Identification Number)

4000 Ponce de Leon Boulevard
Suite 650
Coral Gables, FL 33146
(Address of principal executive offices) (Zip Code)

(305) 421-6364
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Named Executive Officer Amended and Restated Employment Agreements
On October 26, 2016 (the “Effective Date”), Hemisphere Media, Group, Inc. (the “Company”) entered into an amended and restated employment agreement with each of Mr. Sokol (the “Sokol Agreement”), Mr. Fischer (the “Fischer Agreement”), and Mr. Tolston (the “Tolston Agreement”).
Alan J. Sokol
Pursuant to the Sokol Agreement, Mr. Sokol will continue to serve as the Chief Executive Officer and President of the Company for a term beginning on the Effective Date until December 31, 2019, which term will be automatically extended for one year on each anniversary of the expiration date (subject to earlier termination as described below). Under his employment agreement, Mr. Sokol’s annual base salary will continue to be $600,000, but will be increased to $900,000 as of January 1, 2017.  Mr. Sokol will continue to be entitled to receive an annual bonus each year based on the attainment of a certain percentage of the Company’s performance goals, with a target annual bonus of 100% of base salary based upon the achievement of 100% of performance goals, a minimum bonus of 50% of base salary based on the achievement of 80% of performance goals, and a maximum bonus of 150% of base salary based on the achievement of at least 110% of performance goals.  The actual annual bonus in any calendar year will be determined based on linear interpolation between the minimum performance goals and the target performance goals and the target performance goals and the maximum performance goals.
Pursuant to the Sokol Agreement, as promptly as practicable following the Effective Date, Mr. Sokol will receive a one-time equity grant consisting of an option to purchase 300,000 shares of the Company’s common stock (the “Sokol Option”) and 175,000 shares of restricted stock (the “Sokol Restricted Stock”).  The Sokol Option and the Sokol Restricted Stock will vest in equal annual installments on each of the first three anniversaries of April 5, 2016, but will vest in full upon Mr. Sokol’s termination without “cause,” for “good reason,” or by reason of Mr. Sokol’s death or disability or the expiration of the Sokol Agreement.  A subcomittee comprised of the Company’s independent directors (“Board Committee”) approved the issuance of such grants effective upon the earlier of (i) 20 days following the closing of the liquidity transaction by InterMedia Partners VII, L.P. (the “Liquidity Transaction”) or (ii) November 15, 2016.
The Sokol Agreement also provides that the Company will pay to Mr. Sokol’s attorneys all reasonable attorneys’ fees incurred in connection with the amendment and restatement of the Sokol Agreement.  In addition, the Company will pay the premiums for life and accidental death and dismemberment insurance for the benefit of Mr. Sokol, with an aggregate face value of $5 million, that are transferable to Mr. Sokol upon his termination
Under the Sokol Agreement, if Mr. Sokol’s employment is terminated by the Company without “cause,” by Mr. Sokol for “good reason,” or due to the Company’s election not to renew the Sokol Agreement, Mr. Sokol will be entitled to: (i) an amount equal to the sum of his base salary and target bonus and (ii) a prorated amount of the actual annual bonus he would have received had he remained employed through the end of the year of his termination. If Mr. Sokol’s employment is terminated by the Company without “cause” or by Mr. Sokol for “good reason,” in each case within 60 days before, or 12 months following, a “change in control,” Mr. Sokol will be entitled to: (i) an amount equal to two times the sum of his base salary and target bonus, and (ii) a prorated amount of the target bonus he would have been eligible to receive in the year of his termination. If Mr. Sokol’s employment is terminated due to the Company’s election not to renew the Sokol Agreement following a change in control, Mr. Sokol will be entitled to: (i) an amount equal to one and one-half times the sum of his base salary and target bonus, and (ii) a prorated amount of the target bonus he would have been eligible to receive in the year of his termination.  In addition to the payments set forth above, upon the termination of Mr. Sokol’s employment without “cause” or for “good reason,” by reason of death or disability, or the expiration of the term of the Sokol Agreement, Mr. Sokol will be entitled to (i) any earned or accrued amounts that remain unpaid as of his termination and (ii) reimbursements for COBRA premiums that Mr. Sokol incurs as a result of his (or his eligible dependents’) election to continue participating in the Company’s medical and dental plans following his termination for a period of (x) 12 months, if such termination occurs prior to a “change in control,” or (y) 18 months, if such termination occurs following a “change in control,” but in each case only until Mr. Sokol enrolls in the medical and dental plans offered by a subsequent employer.  The payments and benefits set forth above are subject to Mr. Sokol’s and the Company’s execution of a mutual release of claims. During employment and for a one-year period thereafter, Mr. Sokol is subject to a non-compete, non-solicit, and non-interference covenant.  The Sokol Agreement also contains customary nondisclosure, intellectual property, and nondisparagement covenants.
The foregoing summary of certain terms of the Sokol Agreement is qualified in its entirety by reference to the fully executed agreement, attached as Exhibit 10.1 hereto.
Craig D. Fischer
Pursuant to the Fischer Agreement, Mr. Fischer will continue to serve as the Chief Financial Officer of the Company for a term beginning on the Effective Date until December 31, 2019, which term will be automatically extended for one year on each anniversary of the expiration date (subject to earlier termination as described below). Under his employment agreement, Mr. Fischer’s annual base salary will continue to be $450,000, but will be increased to $550,000 as of January 1, 2017. Mr. Fischer will continue to be entitled to receive an annual bonus for calendar year 2016 based on the attainment of a certain percentage of the Company’s performance goals, with a target annual bonus of 85% of base salary based upon the achievement of 100% of performance goals, a minimum bonus of 50% of base salary based on the achievement of 80% of performance goals and a maximum bonus of 100% of base salary based on the achievement of at least 110% of performance goals. Beginning with the 2017 calendar year, Mr. Fischer will have a target annual bonus of 100% of base salary based upon the achievement of 100% of performance goals, a minimum bonus of 50% of base salary based on the achievement of 80% of performance goals and a maximum bonus of 110% of base salary based on the achievement of at least 110% of performance goals.  The actual annual bonus in any calendar year will be determined based on linear interpolation between the minimum performance goals and the target performance goals and the target performance goals and the maximum performance goals.
Pursuant to the Fischer Agreement, as promptly as practicable following the Effective Date, Mr. Fischer will receive a one-time equity grant consisting of an option to purchase 150,000 shares of the Company’s common stock (the “Fischer Option”) and 75,000 shares of restricted stock (the “Fischer Restricted Stock”).  The Fischer Option and the Fischer Restricted Stock will vest in equal annual installments on each of the first three anniversaries of April 5, 2016, but will vest in full upon Mr. Fischer’s termination without “cause,” for “good reason,” or by reason of Mr. Fischer’s death or disability or the expiration of the Fischer Agreement.  The Board Committee approved the issuance of such grants effective upon the earlier of (i) 20 days following the closing of the Liquidity Transaction or (ii) November 15, 2016.
The Fischer Agreement also provides that the Company will reimburse Mr. Fischer for all of his reasonable attorneys’ fees incurred in connection with the amendment and restatement of the Fischer Agreement, up to a maximum of $5,000.  In addition, if at any time Mr. Fischer’s accrued but unused vacation exceeds eight weeks, the excess accrued vacation days over eight weeks will be paid out to Mr. Fischer in cash on the final regular payroll date in the calendar quarter in which the excess accrued.
Under the Fischer Agreement, if Mr. Fischer’s employment is terminated by the Company without “cause” or by Mr. Fischer for “good reason,” Mr. Fischer will be entitled to: (i) an amount equal to the sum of his base salary and target bonus and (ii) a prorated amount of the actual annual bonus he would have received had he remained employed through the year of his termination. If Mr. Fischer’s employment is terminated by the Company without “cause” or by Mr. Fischer for “good reason,” in each case within 60 days before, or 12 months following, a “change in control,” Mr. Fischer will be entitled to: (i) an amount equal to two times the sum of his base salary and target bonus, and (ii) a prorated amount of the target bonus he would have been eligible to receive in the year of his termination. If Mr. Fischer’s employment is terminated due to the Company’s election not to renew the Fischer Agreement following a “change in control,” Mr. Fischer will be entitled to: (i) an amount equal to one and one-half times the sum of his base salary and target bonus, and (ii) a prorated amount of the target bonus he would have been eligible to receive in the year of his termination. If Mr. Fischer’s employment is terminated due to the Company’s election not to renew the Fischer Agreement prior to a “change in control,” Mr. Fischer will be entitled to: (i) base salary continuation for six months, and (ii) a prorated amount of the actual annual bonus he would have received had he remained employed through end of the year of his termination. In addition to the payments set forth above, upon the termination of Mr. Fischer’s employment without “cause” or for “good reason,” by reason of death or disability, or the expiration of the term of the Fischer Agreement, Mr. Fischer will be entitled to: (i) any earned or accrued amounts that remain unpaid as of his termination and (ii) reimbursements for COBRA premiums that Mr. Fischer incurs as a result of his (or his eligible dependents’) election to continue participating in the Company’s medical and dental plans following his termination for a period of (x) 12 months, if such termination occurs prior to a “change in control,” or (y) 18 months, if such termination occurs following a “change in control,” but in each case only until Mr. Fischer enrolls in the medical and dental plans offered by a subsequent employer. The payments and benefits set forth above are subject to Mr. Fischer’s and the Company’s execution of a mutual release of claims.

During employment and for a one-year period thereafter, Mr. Fischer is subject to a non-compete, non-solicit, and non-interference covenant.  The Fischer Agreement also contains customary nondisclosure, intellectual property, and nondisparagement covenants.
The foregoing summary of certain terms of the Fischer Agreement is qualified in its entirety by reference to the fully executed agreement, attached as Exhibit 10.2 hereto.
Alex J. Tolston
Pursuant to the Tolston Agreement, Mr. Tolston will serve as the Executive Vice President, General Counsel, and Corporate Secretary of the Company for a term beginning on April 9, 2016 until April 9, 2019, which term will be automatically extended for one year on each anniversary of the expiration date (subject to earlier termination as described below). Under his employment agreement, Mr. Tolston’s annual base salary will be $400,000, effective retroactively to April 9, 2016. Mr. Tolston will be entitled to receive an annual bonus each year based on the attainment of a certain percentage of the Company’s performance goals, with a target annual bonus of 50% of base salary based upon the achievement of 100% of performance goals, a minimum bonus of 37.5% of base salary based on the achievement of 80% of performance goals and a maximum bonus of 62.5% of base salary based on the achievement of at least 110% of performance goals. The actual annual bonus in any calendar year will be determined based on linear interpolation between the minimum performance goals and the target performance goals and the target performance goals and the maximum performance goals.
Pursuant to the Tolston Agreement, as promptly as practicable following the Effective Date, Mr. Tolston will receive a one-time equity grant consisting of an option to purchase 200,000 shares of the Company’s common stock (the “Tolston Option”) and 25,000 shares of restricted stock (the “Tolston Restricted Stock”).  The Tolston Option and the Tolston Restricted Stock will vest in equal annual installments on each of the first three anniversaries of April 9, 2016, but will vest in full upon Mr. Tolston’s termination without “cause,” for “good reason,” or by reason of Mr. Tolston’s death or disability or the expiration of the Tolston Agreement.  The Board Committee approved the issuance of such grants effective upon the earlier of (i) 20 days following the closing of the Liquidity Transaction or (ii) November 15, 2016.
The Tolston Agreement also provides that the Company will reimburse Mr. Tolston’s for all of his reasonable attorneys’ fees incurred in connection with the amendment and restatement of the Tolston Agreement, up to a maximum of $5,000.  In addition, the Company will pay the premiums for life and accidental death and dismemberment insurance for the benefit of Mr. Tolston, with an aggregate face value of $1 million, that are transferable to Mr. Tolston upon his termination, and will pay Mr. Tolston for his accrued but unused vacation time (as of December 31, 2015) in a lump sum within 30 days following the Effective Date.
Under the Tolston Agreement, if Mr. Tolston’s employment is terminated by the Company without “cause” or by Mr. Tolston for “good reason,” Mr. Tolston will be entitled to: (i) an amount equal to the sum of his base salary and target bonus and (ii) a prorated amount of the actual annual bonus he would have received had he remained employed through the year of his termination. If Mr. Tolston’s employment is terminated by the Company without “cause” or by Mr. Tolston for “good reason,” in each case within 60 days before, or 12 months following, a “change in control,” Mr. Tolston will be entitled to: (i) an amount equal to two times the sum of his base salary and target bonus, and (ii) a prorated amount of the target bonus he would have been eligible to receive in the year of his termination. If Mr. Tolston’s employment is terminated due to the Company’s election not to renew the Tolston Agreement following a “change in control,” Mr. Tolston will be entitled to: (i) an amount equal to the sum of his base salary and target bonus, and (ii) a prorated amount of the target bonus he would have been eligible to receive in the year of his termination. If Mr. Tolston’s employment is terminated due to the Company’s election not to renew the Tolston Agreement prior to a “change in control,” Mr. Tolston will be entitled to: (i) base salary continuation for six months, (ii) a prorated amount of the actual annual bonus he would have received had he remained employed through end of the year of his termination, and (iii) a prorated amount of the target bonus he would have been eligible to receive in the year of his termination. In addition to the payments set forth above, upon the termination of Mr. Tolston’s employment without “cause” or for “good reason,” by reason of death or disability, or the expiration of the term of the Tolston Agreement, Mr. Tolston will be entitled to: (i) any earned or accrued amounts that remain unpaid as of his termination and (ii) reimbursements for COBRA premiums that Mr. Tolston incurs as a result of his (or his eligible dependents’) election to continue participating in the Company’s medical and dental plans following his termination for a period of (x) 12 months, if such termination occurs prior to a “change in control,” or (y) 18 months, if such termination occurs following a “change in control,” but in each case only until Mr. Tolston enrolls in the medical and dental plans offered by a subsequent employer. The payments and benefits set forth above are subject to Mr. Tolston’s and the Company’s execution of a mutual release of claims.

During employment and for a one-year period thereafter, Mr. Tolston is subject to a non-compete, non-solicit, and non-interference covenant.  The Tolston Agreement also contains customary nondisclosure, intellectual property, and nondisparagement covenants.
The foregoing summary of certain terms of the Tolston Agreement is qualified in its entirety by reference to the fully executed agreement, attached as Exhibit 10.3 hereto.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description of Exhibit
10.1	Amended and Restated Employment Agreement, dated as of October 26, 2016, by and between Hemisphere Media Group, Inc. and Alan J. Sokol
10.2	Amended and Restated Employment Agreement, dated as of October 26, 2016, by and between Hemisphere Media Group, Inc. and Craig D. Fischer
10.3	Amended and Restated Employment Agreement, dated as of October 26, 2016, by and between Hemisphere Media Group, Inc. and Alex J. Tolston

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
HEMISPHERE MEDIA GROUP, INC.

	By:	/s/ Alex J. Tolston
Date: October 28, 2016		Name: Alex J. Tolston Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Amended and Restated Employment Agreement, dated as of October 26, 2016, by and between Hemisphere Media Group, Inc. and Alan J. Sokol
10.2	Amended and Restated Employment Agreement, dated as of October 26, 2016, by and between Hemisphere Media Group, Inc. and Craig D. Fischer
10.3	Amended and Restated Employment Agreement, dated as of October 26, 2016, by and between Hemisphere Media Group, Inc. and Alex J. Tolston